EXHIBIT 99.2


                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:            February 28, 2007

TO:              Countrywide Home Loans, Inc.

ATTENTION:       Documentation Unit

FROM:            Swiss Re Financial Products Corporation

RE:              Swap Transaction

REFERENCE        NO: 1282642

Dear Sir or Madam:

      The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction traded between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the trade date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

      Notwithstanding anything to the contrary in the Agreement, the definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. To the extent that there is any inconsistency between those Definitions and Provisions and this Confirmation, this Confirmation will govern. For the purposes of the Definitions, all references to a "Transaction" in this Confirmation shall also be deemed to be references to a "Swap Transaction".

      This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transactions to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (Multicurrency - Cross Border) dated as of December 15, 2005, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below.

      Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Trust 2007-2 dated as of February 1, 2007 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
-------------

Trade Date:                          February 16, 2007

Effective Date:                      February 28, 2007

Termination Date:                    July 25, 2014, subject to adjustment in accordance with the Following
                                     Business Day Convention.

Notional Amount:                     With respect to any Calculation Period, the lesser of (i) the amount set forth for such period in Annex A attached hereto and (ii) the aggregate
                                     Certificate Principal Balance of the Class 1-A, Class 2-A-1, Class 2-A-2,
                                     Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4,
                                     Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
                                     Certificates (as defined in the Pooling and Servicing Agreement)
                                     immediately prior to the Distribution Date (as defined in the Pooling and
                                     Servicing Agreement) occurring in the calendar month in which such
                                     Calculation Period ends. Upfront Amount:

Upfront Amount:                      Party A will pay $4,750,000 to Party B on February 28, 2007.
---------------

Floating Amounts:
-----------------

     Floating Rate Payer:            Party A

     Floating Rate Payer Payment     Early Payment shall be applicable. For each Calculation Period, the
     Dates:                          Floating Rate Payer Payment Date shall be the first Business Day prior to the related Floating Rate Payer Period End Date.

     Floating Rate Payer Period      The 25th of each month in each year from (and including) March 25, 2007
     End Dates:                      to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate Option:           USD-LIBOR-BBA.

     Designated Maturity:            One Month

     Spread:                         None

     Floating Rate Day Count         Actual/360
     Fraction:

     Reset Dates:                    The first day of each Calculation Period.

     Compounding:                    Inapplicable



                                                      2

     Business Days for Reset:        London


Fixed Amounts:
--------------

     Fixed Rate Payer:               Party B

     Fixed Rate Payer Payment        The 25th of each month in each year from (and including) March 25, 2007
     Dates:                          to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

     Fixed Rate Payer Period End     The 25th of each month in each year from (and including) March 25, 2007
     Dates:                          to (and including) July 25, 2014, with No Adjustment.

     Fixed Rate:                     5.35%

     Fixed Rate Day Count Fraction:  30/360



Business Days for Payments by Both   New York.
Parties:

Amendment to Section 2(c) of the     Notwithstanding anything to the contrary in Section 2(c) of the
Agreement:                           Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

Procedural Terms:
-----------------

Account Details:

     Payments to Party A:            JPMorgan Chase Bank
                                     SWIFT: CHASUS33
                                     For the Account of Swiss Re Financial Products Corporation
                                     Account No.: 066-91118

     Payments to Party B:            As per Party B's standard settlement instructions; provided, however that upon any assignment of this Transaction, account details shall be provided in the assignment agreement.



                                                      3

     Assignment:                     Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                    Swiss Re Financial Products Corporation
                    Attention: Derivatives Documentation
                    Fax:(917) 322-7201 Phone:(212) 407-7322


SWISS RE FINANCIAL PRODUCTS CORPORATION



By: /s/ Frank Ronan
    --------------------
    Authorized Signatory



Accepted and confirmed as of the Trade Date written above:

COUNTRYWIDE HOME LOANS INC.



By: /s/ Ellen Coleman
    -----------------
Name:   Ellen Coleman
Title:  Executive Vice President

                                    Annex A

All dates subject to adjustment in accordance with the Following Business Day Convention with respect to each Floating Rate Payer Period End Date and subject to No Adjustment with respect to each Fixed Rate Payer Period End Date.

    Period Start Date             Period End Date            Notional Amount

         2/28/2007                   3/25/2007                1,516,319,999
         3/25/2007                   4/25/2007                1,505,307,432
         4/25/2007                   5/25/2007                1,492,561,606
         5/25/2007                   6/25/2007                1,478,092,067
         6/25/2007                   7/25/2007                1,461,914,735
         7/25/2007                   8/25/2007                1,444,051,972
         8/25/2007                   9/25/2007                1,282,079,365
         9/25/2007                  10/25/2007                1,263,491,856
        10/25/2007                  11/25/2007                1,243,485,148
        11/25/2007                  12/25/2007                1,222,102,673
        12/25/2007                   1/25/2008                1,199,393,482
         1/25/2008                   2/25/2008                1,175,676,071
         2/25/2008                   3/25/2008                  831,153,914
         3/25/2008                   4/25/2008                  812,624,128
         4/25/2008                   5/25/2008                  793,291,329
         5/25/2008                   6/25/2008                  773,210,464
         6/25/2008                   7/25/2008                  752,439,588
         7/25/2008                   8/25/2008                  731,040,426
         8/25/2008                   9/25/2008                  709,078,044
         9/25/2008                  10/25/2008                  686,732,013
        10/25/2008                  11/25/2008                  665,155,374
        11/25/2008                  12/25/2008                  644,324,292
        12/25/2008                   1/25/2009                  624,214,543
         1/25/2009                   2/25/2009                  604,802,712
         2/25/2009                   3/25/2009                  450,686,677
         3/25/2009                   4/25/2009                  427,681,601
         4/25/2009                   5/25/2009                  406,018,970
         5/25/2009                   6/25/2009                  385,620,349
         6/25/2009                   7/25/2009                  366,412,056
         7/25/2009                   8/25/2009                  348,324,862
         8/25/2009                   9/25/2009                  331,369,612
         9/25/2009                  10/25/2009                  320,797,597
        10/25/2009                  11/25/2009                  310,619,490
        11/25/2009                  12/25/2009                  300,822,291
        12/25/2009                   1/25/2010                  291,390,406
         1/25/2010                   2/25/2010                  282,315,035
         2/25/2010                   3/25/2010                  225,624,479
         3/25/2010                   4/25/2010                  221,666,831
         4/25/2010                   5/25/2010                  218,022,682
         5/25/2010                   6/25/2010                  214,507,610
         6/25/2010                   7/25/2010                  211,258,560
         7/25/2010                   8/25/2010                  208,065,259



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

         8/25/2010                   9/25/2010                  204,991,716
         9/25/2010                  10/25/2010                  202,167,647
        10/25/2010                  11/25/2010                  199,182,427
        11/25/2010                  12/25/2010                  196,438,666
        12/25/2010                   1/25/2011                  193,462,428
         1/25/2011                   2/25/2011                  191,022,689
         2/25/2011                   3/25/2011                  188,634,093
         3/25/2011                   4/25/2011                  185,818,665
         4/25/2011                   5/25/2011                  183,132,951
         5/25/2011                   6/25/2011                  180,452,950
         6/25/2011                   7/25/2011                  177,896,362
         7/25/2011                   8/25/2011                  175,345,607
         8/25/2011                   9/25/2011                  172,914,565
         9/25/2011                  10/25/2011                  170,711,632
        10/25/2011                  11/25/2011                  168,421,048
        11/25/2011                  12/25/2011                  166,346,283
        12/25/2011                   1/25/2012                  164,128,101
         1/25/2012                   2/25/2012                  162,150,325
         2/25/2012                   3/25/2012                  159,410,795
         3/25/2012                   4/25/2012                  156,426,073
         4/25/2012                   5/25/2012                  153,767,328
         5/25/2012                   6/25/2012                  151,294,369
         6/25/2012                   7/25/2012                  149,081,126
         7/25/2012                   8/25/2012                  146,656,989
         8/25/2012                   9/25/2012                  144,447,899
         9/25/2012                  10/25/2012                  142,514,137
        10/25/2012                  11/25/2012                  140,470,106
        11/25/2012                  12/25/2012                  138,584,827
        12/25/2012                   1/25/2013                  136,548,150
         1/25/2013                   2/25/2013                  134,870,934
         2/25/2013                   3/25/2013                  133,210,898
         3/25/2013                   4/25/2013                  131,243,294
         4/25/2013                   5/25/2013                  129,344,126
         5/25/2013                   6/25/2013                  127,428,588
         6/25/2013                   7/25/2013                  125,579,468
         7/25/2013                   8/25/2013                  123,714,564
         8/25/2013                   9/25/2013                  121,916,233
         9/25/2013                  10/25/2013                  120,266,416
        10/25/2013                  11/25/2013                  118,533,494
        11/25/2013                  12/25/2013                  116,942,972
        12/25/2013                   1/25/2014                  115,235,638
         1/25/2014                   2/25/2014                  113,834,272
         2/25/2014                   3/25/2014                  112,454,638
         3/25/2014                   4/25/2014                  110,831,759
         4/25/2014                   5/25/2014                  109,272,854
         5/25/2014                   6/25/2014                  107,708,784
         6/25/2014                   7/25/2014                  106,205,951



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